Earnings per share - Summary of Amounts and Numbers Used in Calculation of Net Income Attributable to NHI Shareholders Per Share (Basic and Diluted) (Detail) - JPY (¥)
¥ / shares in Units, ¥ in Millions
12 Months Ended
	Mar. 31, 2015	Mar. 31, 2014	Mar. 31, 2013
Basic-
Basic-Net income attributable to NHI shareholders	¥ 224,785	¥ 213,591	¥ 107,234
Basic-Weighted average number of shares outstanding	3,645,514,878	3,709,830,989	3,692,795,953
Basic-Net income attributable to NHI shareholders per share	¥ 61.66	¥ 57.57	¥ 29.04
Diluted-
Diluted-Net income attributable to NHI shareholders	¥ 224,726	¥ 213,561	¥ 107,181
Diluted-Weighted average number of shares outstanding	3,743,690,088	3,826,496,369	3,777,360,671
Diluted-Net income attributable to NHI shareholders per share	¥ 60.03	¥ 55.81	¥ 28.37